                                                                [EXECUTION COPY]



                   AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT


     THIS AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT (this "Amendment No. 1"), dated as of March 28, 1997, among BL DEVELOPMENT CORP., a Minnesota corporation, as Lessee and Construction Agent; GRAND CASINOS, INC., a Minnesota corporation, and certain of its Subsidiaries listed therein, as Guarantors; HANCOCK BANK, not in its individual capacity, but solely as Lessor, Borrower and Trustee; the persons listed therein, as Lenders; BANK OF SCOTLAND, WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to First Interstate Bank of Nevada), and SOCIETE GENERALE, as Co-Agents; CREDIT LYONNAIS, LOS ANGELES BRANCH, as Lead Manager; and BA LEASING & CAPITAL CORPORATION, a California corporation, as Arranger and Agent.


                              W I T N E S S E T H:


     WHEREAS, Lessee, Guarantors, Trustee (both in its individual and trust capacities), the Lenders, the Co-Agents, the Lead Manager and Agent are parties to a Participation Agreement, dated as of May 10, 1996 (as amended or otherwise modified to the date hereof, the "Participation Agreement");

     WHEREAS, Lessee has requested, among other things, a waiver of compliance with certain financial covenants contained in the Participation Agreement arising from payment by the Parent under the Guaranty of certain amounts to complete construction and installation of the Hotel as well as amendments to certain other financial covenants contained therein, as more fully set forth herein; and

     WHEREAS, the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to grant such requested waiver and to so amend the Participation Agreement, but only upon the terms and conditions set forth below;

     NOW, THEREFORE, in consideration of the waiver and other agreements herein contained, the parties hereto agree as follows:

                                     PART I

                                  DEFINITIONS

         SUBPART 1.1.
                      Certain Definitions. Unless otherwise defined in Appendix 1 to the Participation Agreement, capitalized terms used in this Amendment No. 1, including its preamble and recitals, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Amendment No. 1" is defined in the preamble.

         "Amendment No. 1 Effective Date" is defined in Subpart 5.1.

         "Participation Agreement" is defined in the first recital.

                                    PART II

              AMENDMENTS TO APPENDIX 1 TO PARTICIPATION AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment No. 1 Effective Date, Appendix 1 to the Participation Agreement is amended in accordance with this Part II. Except to the extent amended by this Amendment No. 1, Appendix 1 to the Participation Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

         SUBPART 2.1. Amendments to Appendix 1 to the Participation Agreement.

         (a) Section D of Appendix 1 to the Participation Agreement is hereby amended by inserting the following definitions in their alphabetically appropriate places:

                 "Amendment No. 1" means Amendment No. 1 to Participation Agreement, dated as of March 28, 1997, among the Lessee and Construction Agent; the Guarantors; the Lessor, Borrower and Trustee; the Lenders; the Co-Agents; the Lead Manager; and Agent, amending the Participation Agreement as then in effect.

                 "Amendment No. 1 Effective Date" means the first date on which all of the conditions precedent set forth in Subpart 5.1 of Amendment No. 1 shall be satisfied or waived by all of the Lenders, but in no event shall such date be later than March 28, 1997.

                 "Limited Guaranty" means the Limited Guaranty, dated as March 28, 1997, made by Parent in favor of each of the Beneficiaries defined therein.

                 "Option Agreement" means the Option Agreement, dated as of March 28, 1997, between Parent and First Security Trust Company of Nevada.

                 "Qualified Stratosphere Subsidiary" means all Persons that are consolidated with Stratosphere Corporation for financial reporting purposes in accordance with GAAP, except any Subsidiary that owns, leases or otherwise controls any assets formerly owned, leased or otherwise controlled by Parent or any of Parent's Consolidated Subsidiaries.

         (b) The following definitions contained in Section D of Appendix 1 to the Participation Agreement are hereby amended in their entirety to read as set forth below:

                 "Commitment Termination Date" means the earlier of (i) the Completion Date, (ii) May 31, 1997 and (iii) such earlier date on which the Commitments shall terminate as provided in the Operative Documents.

                 "Consolidated Fixed Charges" means, for each Computation Period (except as provided in clause (v) below), the sum of (i) Consolidated Interest Expense payable in cash, plus (ii) capitalized interest accrued by the Parent and its Consolidated Subsidiaries for such period, plus (iii) the aggregate amount of all federal, state, local and foreign income taxes currently due and payable by the Parent and its Consolidated Subsidiaries for such period, plus (iv) Maintenance Capital Expenditures of the Parent and its Consolidated Subsidiaries which for purposes of this clause (iv) shall not be less than one and two percent of consolidated gross revenues of such Persons for the periods from the Closing Date through June 29, 1997, and from June 30, 1997 through the Final Maturity Date, respectively, plus (v) the aggregate amount of scheduled amortization of all Debt of the Parent and its Consolidated Subsidiaries for the next following Computation Period, plus (vi) without duplication, the aggregate amount of all capital contributions and payments made by the Parent to Stratosphere Corporation under the Standby Equity Commitment Agreement.

                 "Consolidated Subsidiary" means all Persons that are consolidated with Parent for financial reporting purposes in accordance with GAAP, excluding Stratosphere Corporation, Stratosphere Gaming Corporation and any Qualified Stratosphere Subsidiary should any one become a Consolidated Subsidiary on Parent's consolidated financial statements. Any investment of Parent or any of its Consolidated Subsidiaries in Stratosphere Corporation or Stratosphere Gaming Corporation or nay Consolidated Subsidiary thereof shall be taken into account in determining the Consolidated Net Worth of Parent.


         "Fiscal Year" means any 52 or 53 week period ending on the Sunday in December or January closest to December 31; any reference to a Fiscal Year with a number corresponding to any calendar year refers to the Fiscal Year ended on the Sunday closest to December 31st of such calendar year (e.g., "1996 Fiscal Year" refers to the Fiscal Year ended on Sunday, December 29, 1996).



                 "Fiscal Quarter" means any quarter of a Fiscal Year consistent with GAAP.

                 "Hotel Site" means from the date hereof until such date as Trustee shall have complied with all the provisions of Subpart 5.4(a) of Amendment No. 1, the parcel of real property described on Exhibit B to the Lease, and thereafter the parcel of real property described on Exhibit D to Amendment No. 1.


                                    PART III

                     AMENDMENTS TO PARTICIPATION AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment No. 1 Effective Date, the Participation Agreement is amended in accordance with this
Part III. Except to the extent amended by this Amendment No. 1, the Participation Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

         SUBPART 3.1.    Amendments to Article III.


         (a) Section 3.4 of the Participation Agreement is hereby amended by adding at the end of clause (d) thereof the following:

               "(e)      Water and Sewer Easement.  Lessee shall have delivered
          to Agent and Trustee:

                         (i) a duly executed document in recordable form and in substance reasonably acceptable to Agent and Trustee, granting to Trustee a limited, nonexclusive easement across the Land running in favor of the Hotel Site, to assure that sewer and water services can be made available to the Hotel Site (in the event that the Trustee occupies or assumes control over the Hotel Site), which easements shall terminate upon the earlier of (i) the date on which the indebtedness secured by the Deed of Trust is satisfied or (ii) the date, if any, that Lessee and BL Utility Corp., a Minnesota corporation ("BL Utility"), transfer ownership of or grant a long term lease to the related sewer and water facilities to an unrelated third party and such third party delivers to Agent and Trustee a certificate in form and substance acceptable to Agent and Trustee stating that it is currently providing and shall continue to provide sewer and water utilities to the Hotel Site in an amount sufficient to meet the then required demands for the

                 Hotel. The foregoing easement shall be a present and current grant of rights in and to the Land. Notwithstanding the foregoing, Agent and Trustee agree not to exercise any such right unless and until (i) Agent or Trustee, as the case may be, acquires possession or control of the Hotel pursuant to the terms of the Operative Documents and (ii) Lessee shall fail to cause BL Utility to enter into a service contract acceptable to Agent and Trustee which provides standard and customary terms and provisions for the delivery and service of sewer and water utilities to the Hotel and Hotel Site.

                          (ii) Lessee shall have leased the property identified on Exhibit A to Amendment No. 1 to Trustee for inclusion in the reconfigured Hotel Site as described on Exhibit D to Amendment No. 1 in a manner acceptable to Agent and Trustee.

                 (f) Legal Description; Amendments. Lessee shall have delivered to Agent (with copies for the Trustee and the Lenders):

                          (i) a legal description of the Hotel Site (reflecting the addition of the parcel of land described on Exhibit A to Amendment No. 1 and the subtraction of the parcel of land described on Exhibit E to Amendment No. 1), certified by a surveyor;

                          (ii) amendments, in recordable form, of the Improvements Deed, the Ground Lease, the Deed of Trust (Resort Hotel), Lease, Trust Agreement and Security Agreement reflecting the revised boundaries of the Hotel Site;

                          (iii) a fully executed release of Liens, except for
                 Permitted Liens, relating to the parcel of land described on Exhibit A to Amendment No. 1 from the Indenture Trustee and any other party who may have a Lien on such real property;

                          (iv) revised fixture filings (in proper form for filing with the appropriate filing location) regarding the Hotel;

                          (v) updated mortgagee's construction loan title insurance policies (or endorsements to the existing mortgagee's construction loan title insurance policies) issued by the Title Insurance Company pursuant to Section 3.3(c) hereof in form and substance satisfactory to the Agents with respect to the Hotel Site, insuring that the interests created by the Deed of Trust relating to the Hotel Site (reflecting the addition of the parcel of land described on Exhibit A to Amendment No. 1 and the subtraction of the parcel of land described on Exhibit E to Amendment No. 1) and the Lease constitute valid first Liens on the Hotel Site (reflecting the new boundaries thereof) and the leasehold interest free and clear of





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

                 all defects and encumbrances, except for Permitted Liens, unless otherwise approved by the Agents and its counsel in writing; and

                          (vi) such other approvals, opinions or documents as the Agents may reasonably request, including, without limitation, an opinion concerning the documents and items in Amendment No. 1 of Watkins, Ludlam & Stennis, P.A. in form and substance substantially similar to its opinion delivered on May 10, 1996, including an opinion that the Agent has remedies customarily obtained by lenders in Mississippi and can foreclose on the Hotel Site notwithstanding the location of the Hotel Site within a planned unit development.

                 All of the above-referenced documents will be in form and substance satisfactory to the Agents."

        SUBPART 3.2. Amendments to Article V.

        (a) Section 5.16 of the Participation Agreement is hereby amended and restated in its entirety to read as set forth below:

                 "SECTION 5.16.  Financial Covenants.

                          (a) Fixed Charge Coverage. Parent shall maintain a ratio of Consolidated Adjusted EBITDA to Consolidated Fixed Charges, calculated as of the last day of each Computation Period, of not less than the ratio set forth below:


        Period                                    Ratio
        ------                                    -----
        through 12/28/97                         1.15:1.00
        12/29/97 and thereafter                  1.25:1.00

                          (b) Consolidated Net Worth. The Consolidated Net Worth of the Parent shall not at any time for the Fiscal Year ended December 29, 1996 be less than $439,672,000 and thereafter be less than an amount equal to the sum of (x) $439,672,000 plus (1) 75% of Consolidated Net Income of the Parent beginning with the first Fiscal Quarter of the 1997 Fiscal Year (but excluding any Consolidated Net Losses for any Fiscal Quarter incurred on or after the Fiscal Quarter commencing December 30, 1996) and calculated quarterly thereafter for each subsequent Fiscal Quarter, plus (2) beginning December 30, 1996 and thereafter, 100% of the proceeds from the issuance by the Parent of an equity interest in the Parent or a Subsidiary (other than Stratosphere Corporation and its Subsidiaries) to one or more Persons unaffiliated with Parent, or the Ownership Percentage

     Interest of the proceeds from the issuance by a Subsidiary (other than Stratosphere Corporation and its Subsidiaries) of an equity interest in such Subsidiary to one or more Persons unaffiliated with the Parent.

          (c) Consolidated Adjusted Senior Funded Debt/Consolidated Adjusted EBITDA Ratio. Parent shall maintain a ratio of Consolidated Adjusted Senior Funded Debt to Consolidated Adjusted EBITDA, calculated as of the last day of each Computation Period, of not greater than the ratio set forth below:

                           Period                            Ratio
                           ------                            -----
12/29/96                                                    4.00:1.00
3/30/97                                                     4.00:1.00
6/29/97                                                     4.75:1.00
9/28/97                                                     4.50:1.00
12/28/97 through 12/26/98                                   4.00:1.00
12/27/98 through 12/30/2000                                 3.50:1.00
12/31/2000 and thereafter                                   3.00:1.00

     (d) Consolidated Adjusted Total Funded Debt/Consolidated Adjusted EBITDA Ratio. Parent shall maintain a ratio of Consolidated Adjusted Total Funded Debt to Consolidated Adjusted EBITDA, calculated as of the last day of each Computation Period, of not greater than the ratio set forth below:

                           Period                            Ratio
                           ------                            -----
12/29/96                                                    4.00:1.00
3/30/97                                                     4.00:1.00
6/29/97                                                     4.75:1.00
9/28/97                                                     4.50:1.00
12/28/97 and thereafter                                     4.00:1.00

     (e) For purposes of computing the financial covenants set forth in Sections 5.16(a), (c) and (d), acquisitions, dispositions and discontinued operations that have been made by Parent or any of its Consolidated Subsidiaries, including all mergers, consolidations and dispositions, during the Computation Period, shall be calculated on a pro forma basis assuming that all such acquisitions, dispositions, discontinued operations, mergers and consolidations (and the reduction of any associated fixed charge obligations resulting therefrom) had occurred on the first day of the Computation Period in question".

     (b) A new Section 5.23 is hereby added to Article V of the Participation Agreement to read as follows:

               "SECTION 5.23. Fiscal Year. Neither Lessee nor Parent shall change its Fiscal Year for financial accounting purposes without the prior written consent of the Required Lenders.

     (c) A new Section 5.24 is hereby added to Article V of the Participation Agreement to read as follows:

               "SECTION 5.24. Restrictions on Indebtedness. The first $100,000,000 of Debt described in clause (i) of such definition incurred by Lessee, Construction Agent, any Guarantor or Parent on or after the Amendment No. 1 Effective Date will be used solely for capital expenditures by Parent, Parent's Subsidiaries, Stratosphere Corporation or Stratosphere Corporation's Subsidiaries."

     (d) Sections 5.14 (a) and (b) of the Participation Agreement are hereby amended to require the Parent and the Lessee to deliver to the Trustee, each Lender and the Agent consolidating statements of Parent and its Consolidated Subsidiaries (including Stratosphere Corporation and Stratosphere Gaming Corporation) of operations, cash flows and common shareholders' equity, in each case setting forth in comparative form the figures for the preceding Fiscal Year or portion of the Fiscal Year, as the case may be, as well as the financial and other information previously set forth in Sections 5.14(a) and (b). Such consolidating financial statements shall be delivered together with the consolidated financial statements of Parent in accordance with Sections 5.14(a) and (b):

          SUBPART 3.3. Amendment to Schedule VIII.

          Part I of Schedule VIII of the Participation Agreement is hereby amended and restated in its entirety to read as set forth in Exhibit B.

          SUBPART 3.4. Amendment to Exhibit Q.

          Exhibit Q of the Participation Agreement is hereby amended and restated in its entirety to read as set forth in Exhibit C.


                                    PART IV





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

                           CONSENT TO CERTAIN ACTIONS

     SUBPART 4.1. Consent. Effective on (and subject to the occurrence of) the Amendment No. 1 Effective Date, and in reliance upon the representations and warranties contained herein, the Trustee, Agent and Lenders hereby consent to:

               (a) the mergers of GCI Biloxi Hotel Acquisition Corporation into Grand Casinos of Mississippi, Inc.- Biloxi and of GCI Gulfport Hotel Acquisition Corporation into Grand Casinos of Mississippi, Inc.- Gulfport all and hereby acknowledge receipt of notice thereof;

               (b) the relocation of Parent's chief executive offices prior to the date hereof to a location in the same county and state without notice to Trustee, Agent and Lenders;

               (c) Parent's failure to deliver to Trustee and Agent the Financial Covenant Compliance Certificate for the Fiscal Quarter ended December, 1996 required pursuant to Section 5.6(b) of the Participation Agreement; and

               (d) the certification by Lessee that commercial operation of the Hotel is reasonably expected to commence no later than three months from March 31, 1997 and hereby acknowledge receipt of notice by Construction Agent requesting the extension of the Construction Termination Date for three months.

     SUBPART 4.2. No Default. In order to induce the Lenders to (a) consent to the actions set forth in Subpart 4.1 and (b) agree to the amendments set forth in Article III, Lessee, Construction Agent and each Guarantor hereby jointly and severally represent and warrant that, after giving effect to the consent to actions set forth above and the amendments set forth in Article III, no Event of Default has occurred and is continuing, and each of the representations and warranties contained in the Participation Agreement and the other Operative Documents (other than any representation or warranty which expressly relates to a different date) is true and correct in all material respects as of the date hereof as if made on the date hereof.


                                     PART V

        CONDITIONS TO EFFECTIVENESS, REPRESENTATIONS AND WARRANTIES AND
                              ADDITIONAL COVENANTS

     SUBPART 5.1. Effective Date. This Amendment No. 1 shall be and become effective as of the date (the "Amendment No. 1 Effective Date") upon the prior or concurrent satisfaction of each of the conditions precedent set forth in this Subpart 5.1.

     (a) Execution of Certain Documents. Agent shall have received: (i) counterparts of this Amendment No. 1 duly executed by Lessee, each Guarantor, Trustee, Lenders, Co-Agents, Lead Manager, and Agent (or evidence thereof satisfactory to the Agent); (ii) the Option Agreement duly executed by Parent and First Security Trust Company of Nevada; and (iii) the Limited Guaranty duly executed by Parent.

     (b) Resolutions, Incumbency, etc.. Agent shall have received (with copies for the Trustee and each Lender) a certificate, dated the date hereof, of the Secretary or Assistant Secretary of each of the Lessee and each Guarantor, respectively, as to

               (i) resolutions of the Board of Directors of such Person then in full force and effect authorizing the execution, delivery and performance of this Amendment No. 1,

               (ii) the incumbency and signatures of those officers of such Person authorized to act with respect to this Amendment No. 1, and

               (iii) the Articles or Certificate of Incorporation of such Person as in effect on the date hereof (certified by the Secretary of State or similarly applicable Governmental Authority), of its state of incorporation as of a recent date and the by-laws of such Person as in effect on the date hereof, upon which certificates each Lender may conclusively rely until it shall have received a further certificate of the Secretary of the Lessee or such Guarantor, as the case may be, canceling or amending such prior certificate.

     (c)  Fees.   All reasonable fees and expenses of Mayer, Brown & Platt in connection with the negotiation, execution and delivery of this Amendment No. 1 and the transactions contemplated herein shall have been paid in full.

     (d) Opinions of Counsel. Agent shall have received (with copies for the Trustee and each Lender) an opinion, dated as of the date hereof and addressed to the Agent, the Lenders and the Trustee, from Maslon Edelman Borman & Brand, counsel to the Lessee and Guarantors, in form and substance acceptable to the Agent.

     (e) Accuracy of Representations and Warranties; No Default. On the Amendment No. 1 Effective Date, Agent shall have received (with copies for the Trustee and each Lender) certificates of the Secretary or Assistant Secretary of each Guarantor and Lessee stating that after giving effect to this Amendment No. 1, all of the representations and warranties of the Lessee and each Guarantor contained in the Participation Agreement and in Subpart 5.3 shall be true and correct on and as of the Amendment No. 1 Effective Date in all material respects as though made on and as of that date and no Default has occurred and is continuing.

          (f) Legal Details, etc. Agent and its counsel shall have received (with copies for the Trustee and each Lender) all information, and such counterpart originals or such certified or other copies of such materials, as Agent or its counsel may reasonably request, and all legal matters incident to the effectiveness of this Amendment No. 1 shall be satisfactory to Agent and its counsel. All documents executed or submitted pursuant hereto or in connection herewith shall be satisfactory in form and substance to Agent and its counsel.

     SUBPART 5.2. Limitation. Except as expressly provided hereby, all of the representations, warranties, terms, covenants and conditions of the Participation Agreement and each other Operative Document shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments, modifications and consents set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Participation Agreement or of any term or provision of any other Operative Document or other instrument referred to therein or herein, or of any transaction or further or future action on the part of Lessee, any Guarantor or any other Person which would require the consent of Agent or any of the Lenders under the Participation Agreement or any such other Operative Document or instrument.

     SUBPART 5.3. Representations and Warranties. Lessee and each Guarantor jointly and severally represent and warrant to Trustee, Lenders, and Agents as of the Amendment No. 1 Effective Date as follows:

          (a) Attached hereto as Exhibit D is a true and complete legal description of the Hotel Site, reflecting the addition of the property identified on Exhibit A hereto and subtracting the property to be conveyed to Lessee pursuant to Subpart 5.4(a), upon which the Hotel is being built.

          (b) All utility services necessary for the operation and use of the Hotel and Hotel Site are provided by persons or entities unaffiliated with Lessee or Parent excluding water and sewer utilities services.

          (c) The financial projections and assumptions delivered to Agent by Parent and Lessee for purposes of amending the financial covenants contained in Subpart 3.2 is based upon good faith estimates and assumptions believed by the Parent and Lessee to be reasonable on the Amendment No. 1 Effective Date.

          (d) No fact is known to the Parent or the Lessee which may have a Material Adverse Effect that has not been set forth in the December 29, 1996 financial statements or disclosed to Trustee, Lenders and Agents in connection with the preparation of this Amendment No. 1 or otherwise notified to Trustee, Lenders, and Agents prior to the Amendment No. 1 Effective Date.

          SUBPART 5.4. Additional Covenants of Trustee, Co-Agents and Lenders.

               (a) Upon transfer of the property identified on Exhibit A hereof to Trustee and compliance by Lessee with Section 3.4(f)(ii) through
          (v) of the Participation Agreement, Lenders shall direct the Trustee to convey all right, title and interest to the property identified on Exhibit E attached hereto to Lessee by quitclaim deed on an "as-is, where-is" basis without representations or warranties except that such property is free of any Lessor Liens.

               (b) If at any time the Trustee, any Co-Agent, any of the Lenders or their respective successors or assigns shall acquire fee ownership or take possession or control of the Hotel, then upon the request of the Lessee, they and Lessee agree to execute and deliver a reciprocal easement agreement that mutually benefits and burdens each of the Hotel Site and Land for the sole purpose of unrestricted shared parking over and on each of said parcels of Land, which agreement shall contain standard and customary terms reasonably acceptable to each of the parties thereto and the Lenders.


                                    PART VI

                                 MISCELLANEOUS

     SUBPART 6.1. Cross-References. References in this Amendment No. 1 to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment No. 1.

     SUBPART 6.2. Operative Document Pursuant to Participation Agreement. This Amendment No. 1 is an Operative Document executed pursuant to the Participation Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Participation Agreement.

     SUBPART 6.3. Successors and Assigns. This Amendment No. 1 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     SUBPART 6.4. Counterparts, etc. This Amendment No. 1 may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SUBPART 6.5. Governing Law. THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     SUBPART 6.6. Guarantor Affirmation and Consent. By its signature below, each Guarantor under the Guaranty hereby acknowledges and consents to this Amendment No. 1 and the amendments to the Participation Agreement as amended hereby, and the terms and provisions hereof. Each Guarantor hereby reaffirms as of the Amendment No. 1 Effective Date its covenants and agreements contained in the Guaranty, including as such covenants and agreements may be modified by this Amendment No. 1, and further confirms that as of the Amendment No. 1 Effective Date (both before and after giving effect to the effectiveness to this Amendment No. 1), the Guaranty is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects except that upon the effectiveness of this Amendment No. 1, all references in the Guaranty to the "Operative Documents", "Participation Agreement", "thereunder", "thereof", or words of like import shall mean the Participation Agreement, as the case may be, as in effect and amended by this Amendment No. 1.

     SUBPART 6.7. Lender Confirmation. Execution and delivery to Agent by a Lender of a counterpart to this Amendment No. 1 shall be deemed confirmation by such Lender that (i) all conditions precedent in Subpart 5.1 have been fulfilled to the satisfaction of such Lender and (ii) the decision of such Lender to execute and deliver to Agent an executed counterpart to this Amendment No. 1 was made by such Lender independently and without reliance on Agent or any other Lender as to the satisfaction of any condition precedent set forth in Subpart 5.1.



     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

                                 BL DEVELOPMENT CORP., as Lessee


                                 By     /s/ Timothy J. Cope
                                   -----------------------------------
                                   Name: Timothy J. Cope
                                   Title: CFO

                                 GRAND CASINOS, INC., as Guarantor


                                 By     /s/ Timothy J. Cope
                                   -----------------------------------
                                   Name: Timothy J. Cope
                                   Title: CFO

                                 GRAND CASINOS RESORTS, INC., as Guarantor

                                 By  /s/ Timothy J. Cope
                                   ----------------------------------
                                   Name:   Timothy J. Cope
                                   Title: CFO

                                 GRAND CASINOS OF MISSISSIPPI, INC.
                                  - GULFPORT, as Guarantor

                                 By  /s/ Timothy J. Cope
                                   ----------------------------------
                                   Name: Timothy J. Cope
                                   Title: CFO

                                 GRAND CASINOS OF MISSISSIPPI, INC.
                                  - BILOXI, as Guarantor

                                 By  /s/ Timothy J. Cope
                                   ----------------------------------
                                   Name: Timothy J. Cope
                                   Title: CFO

                             GRAND CASINOS OF BILOXI THEATER, INC.,
                               as Guarantor


                             By  /s/ Timothy J. Cope
                               ------------------------------
                               Name: Timothy J. Cope
                               Title: CFO

                             GCI BILOXI HOTEL ACQUISITION
                               CORPORATION, as Guarantor


                             By  /s/ Timothy J. Cope
                               ------------------------------
                               Name: Timothy J. Cope
                               Title: CFO


                             GCI GULFPORT HOTEL ACQUISITION
                               CORPORATION, as Guarantor


                             By  /s/ Timothy J. Cope
                               ------------------------------
                               Name: Timothy J. Cope
                               Title: CFO


                             MILLE LACS GAMING CORPORATION, as
                               Guarantor


                             By  /s/ Timothy J. Cope
                               ------------------------------
                               Name: Timothy J. Cope
                               Title: CFO

                             GRAND CASINOS OF LOUISIANA, INC.
                               TUNICA - BILOXI, as Guarantor


                             By  /s/ Timothy J. Cope
                               ------------------------------
                               Name: Timothy J. Cope
                               Title: CFO

                                 GRAND CASINOS OF LOUISIANA, INC. -
                                   COUSHATTA, as Guarantor


                                 By   /s/ Timothy J. Cope
                                   ----------------------------------
                                   Name: Timothy J. Cope
                                   Title: CFO


                                 GCA ACQUISITION SUBSIDIARY, INC., as Guarantor

                                 By   /s/ Timothy J. Cope
                                   ----------------------------------
                                   Name: Timothy J. Cope
                                   Title: CFO

                                 HANCOCK BANK, not in its individual capacity,
                                  but solely as Lessor, Borrower and Trustee


                                 By   /s/ H. Arnold Wethey
                                   ----------------------------------
                                   Name: H. Arnold Wethey
                                   Title: Vice President and Trust Officer

                                 BA LEASING & CAPITAL CORPORATION, not
                                   in its individual capacity, but solely as Agent


                                 By   /s/ Sonia T. Delen
                                   ----------------------------------
                                   Name: Sonia T. Delen
                                   Title: Assistant Vice President

                                 BA LEASING & CAPITAL CORPORATION, as
                                   Lender


                                 By   /s/ Kim Lee
                                   ----------------------------------
                                   Name: Kim Lee
                                   Title: Assistant Vice President

                                   BANK OF SCOTLAND, as Co-Agent and as Lender

                                   By     /s/ Annie Chin Tat
                                     --------------------------------------
                                     Name: Annie Chin Tat
                                     Title: Assistant Vice President

                                   WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION (successor by merger to FIRST
                                     INTERSTATE BANK OF NEVADA), as Co-
                                     Agent and as Lender


                                   By     /s/ Brad Peterson
                                     --------------------------------------
                                     Name: Brad Peterson
                                     Title: Vice President

                                   SOCIETE GENERALE, as Co-Agent and as Lender


                                   By     /s/ Maureen E. Kelly
                                     --------------------------------------
                                     Name: Maureen E. Kelly
                                     Title: Vice President

                                   CREDIT LYONNAIS, LOS ANGELES BRANCH,
                                     as Lead Manager and as Lender


                                   By     /s/ Robert Ivosevich
                                     --------------------------------------
                                     Name: Robert Ivosevich
                                     Title: Senior Vice President


                                   THE CIT GROUP/EQUIPMENT FINANCING,
                                     INC., as Lender

                                   By     /s/ Thomas L. Abbate
                                     --------------------------------------
                                     Name: Thomas L. Abbate
                                     Title: Executive Vice President

                                  UNITED STATES NATIONAL BANK OF
                                    OREGON, as Lender


                                  By    /s/ Dale Parshall
                                    ---------------------------------------
                                    Name: Dale Parshall
                                    Title: Assistant Vice President


                                  THE FIRST NATIONAL BANK OF BOSTON, as
                                    Lender

                                  By    /s/  Reginald T. Dawson
                                    ---------------------------------------
                                    Name: Reginald T. Dawson
                                    Title: Director

                                  IMPERIAL BANK, as Lender


                                  By    /s/ Steven Johnson
                                    ---------------------------------------
                                    Name: Steven Johnson
                                    Title: Senior Vice President

                                  TRUSTMARK NATIONAL BANK, as Lender


                                  By    /s/ John W. Ray Jr.
                                    --------------------------------------
                                    Name: John W. Ray, Jr.
                                    Title: Vice President

                                  FIRST SECURITY BANK, N.A., as Lender


                                  By    /s/ David P. Williams
                                    --------------------------------------
                                    Name: David P. Williams
                                    Title: Vice President

                                   FIRST NATIONAL BANK OF COMMERCE, as
                                     Lender


                                   By     /s/ Louis Ballero
                                     ---------------------------------------
                                     Name: Louis Ballero
                                     Title: Senior Vice President


                                   HANCOCK BANK, as Lender


                                   By     /s/ John S. Hall
                                     --------------------------------------
                                     Name: John S. Hall
                                     Title: Senior Vice President

                                   DEPOSIT GUARANTY NATIONAL BANK, as
                                     Lender


                                   By     /s/ Larry C. Ratzlaff
                                     --------------------------------------
                                     Name: Larry C. Ratzlaff
                                     Title: Senior Vice President

                            EXHIBIT LIST

EXHIBIT A            Description of Land to be Included in Reconfigured
                     Hotel Site

EXHIBIT B            Litigation matters required to be disclosed
                     pursuant to Section 4.1(d)

EXHIBIT C            Financial Covenant Compliance Certificate

EXHIBIT D            Amended Legal Description of Hotel Site

EXHIBIT E            Description of Land to be Excluded from Original
                     Hotel Site





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